UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._)

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

SHARING SERVICES GLOBAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 100

Plano, Texas 75075

Phone: (469) 304-9400

Notice of Annual Meeting of Shareholders

To be Held on Thursday, August 29, 2019

To the Shareholders of Sharing Services Global Corporation,

You are cordially invited to attend the 2019 Annual Meeting of shareholders of Sharing Services Global Corporation, which will take place at our corporate offices on 1700 Coit Road, Suite 100, Plano, Texas 75075, at 8:00 a.m. local time for the following purposes:

(1)	To elect three directors named in the accompanying Proxy Statement for the term specified or until their successors are elected and qualified;
(2)	To ratify the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as our independent registered public accounting firm for our fiscal year ending April 30, 2020; and
(3)	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Even if you intend to join us in person, we encourage you to vote in advance so that we will know that we have a quorum of shareholders for the meeting. When you vote in advance, you may still attend the annual meeting.

Whether or not you are able to personally attend the annual meeting, it is important that your shares be represented and voted. Your prompt vote by written proxy returned (a) online at the following site: (https://www.vstocktransfer.com); (b) by e-mail at vote@vstocktransfer.com; (c) by fax to (646) 536-3179; or (d) by mail will save us the cost and expense of additional proxy solicitations. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting if you choose not to attend in person. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy. Please review the instructions on the proxy card or the information forwarded by your bank, broker, or other holder of record concerning each of these voting options.

Only shareholders of record at the close of business on July 30, 2019 will be entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Shareholders to be held on August 29, 2019:

Copy of the Proxy Statement and the 2019 Annual Report to shareholders are available at no charge by calling our Investor Relations Department at (469) 304-9400.

By Order of the Board of Directors,

/s/ John Thatch
John Thatch President, Chief Executive Officer and Director
July 31, 2019

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SHARING SERVICES GLOBAL CORPORATION

1700 Coit Road, Suite 100
Plano, Texas 75075
Phone: (469) 304-9400

Annual Meeting of Shareholders
to be held on August 29, 2019

Preliminary Proxy Statement

Solicitation of Proxies

The Board of Directors (the “Board”) of Sharing Services Global Corporation (the “Company”) is soliciting the accompanying proxy in connection with matters to be considered at the 2019 Annual Meeting of shareholders (the “Annual Meeting”) to be held at 1700 Coit Road, Suite 100, Plano, Texas 75075 on August 29, 2019, at 8:00 a.m. Central Standard Time. The individuals named on the proxy card will vote all shares represented by proxies in the manner designated or, if no designation is made, they will vote as follows:

PROXY FOR HOLDERS OF SHARES OF CLASS B COMMON STOCK:

(1)	FOR the election of Keith R. Halls and Kip H. Allison to the Board of Directors;
(2)	FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2020; and
(3)	FOR in their best judgment with respect to any other matters that properly come to a vote at the 2019 Meeting.

PROXY FOR HOLDERS OF SHARES OF CLASS A COMMON STOCK, SERIES A PREFERRED STOCK, SERIES B PREFERRED STOCK, AND SERIES C PREFERRED STOCK:

(1)	FOR the election of John (“JT”) Thatch to the Board of Directors;
(2)	FOR ratification of the selection of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the Company’s fiscal year ending April 30, 2020; and
(3)	FOR in their best judgment with respect to any other matters that properly come to a vote at the 2019 Meeting.

The individual who acts as proxy will not vote shares that are the subject of a proxy card on a particular matter if the proxy card instructs them to abstain from voting on that matter or to the extent the proxy card is marked to show that some of the shares represented by the proxy card are not to be voted on that matter.

Record Date

Only shareholders of record at the close of business on July 30, 2019 will be entitled to notice of or to vote at this Annual Meeting or any adjournment of the Annual Meeting. The approximate date of mailing for this proxy statement, proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, is August 13, 2019.

Shares Outstanding and Voting Rights

We have five (5) classes of voting stock outstanding and entitled to vote at the Annual Meeting: Common Stock, par value $0.0001 per share (“Class A Common Stock”); Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”); Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”); Series B Convertible Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”); and Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Stock”). At July 30, 2019 the following shares were issued and outstanding: Class A Common Stock: 114,396,619; Class B Common Stock: 10,000,000; Series A Preferred Stock: 32,628,750; Series B Preferred Stock: 10,000,000; and Series C Preferred Stock: 3,480,000. Each outstanding share of Class A Common Stock entitles the holder to one (1) vote. Each outstanding share of Class B Common Stock entitles the holder to one (1) vote. Each outstanding share of Series A Preferred Stock entitles the holder to one (1) vote. Each outstanding share of Series B Preferred Stock entitles the holder to one thousand (1,000) votes. Each outstanding share of Series C Preferred Stock entitles the holder to one (1) vote.

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A list of shareholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at our corporate office at 1700 Coit Road, Suite 100, Plano, Texas 75075, between the hours of 9:00 a.m. and 4:00 p.m. local time.

Proxies and Voting Procedures

Holders of all shares of Company Stock entitled to vote can vote their shares by completing and returning by mail the enclosed proxy card pursuant to the directions on the proxy card.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the Annual Meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with your instructions.

If your shares are registered directly in your name with VStock Transfer, LLC, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on July 30, 2019, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the Annual Meeting by signing and returning the enclosed proxy card pursuant to the instructions therein. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or otherwise by a nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name”. If you hold your shares in “street name”, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the applicable law. On those matters as to which those rules do not permit brokers or other nominees to vote in the absence of instructions from the account holder, the broker or other nominee will not vote the shares on the matter (this is a “broker non-vote”).

By Online: Vote online at the following site: (https://www.vstocktransfer.com). All online votes must be received by the Company’s transfer agent on or before 11:59 P.M. (EST) on August 28, 2019. Those voting online must use the shareholder control number shown on the proxy card. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By e-mail: Complete, sign, date, and scan the proxy card you received and return it to the Company’s stock transfer agent - VStock Transfer, LLC – by e-mailing it to vote@vstocktransfer.com. All votes delivered by e-mail must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on August 28, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Fax: Complete, sign and date the proxy card you received and return it to the Company’s stock transfer agent — VStock Transfer, LLC – by fax to (646) 536-3179. All votes delivered by Fax must be received by the Company stock transfer agent on or before 11:59 P.M. (EST) on August 28, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

By Mail: Complete, sign and date the proxy card you received and return it in the prepaid envelope pursuant to its instructions. If the prepaid envelope is missing, please mail your completed proxy card to the Company’s stock transfer agent — VStock Transfer, LLC at 18 Lafayette Place, Woodmere, New York 11598. All mailed proxies must be received by the Company’s stock transfer agent, on or before 11:59 P.M. (EST) on August 28, 2019. If you do not indicate your voting preferences, your shares will be voted as recommended by the Board.

If any other matters are properly presented at the 2019 Meeting for consideration, including, among other things, consideration of a motion to adjourn the 2019 Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the 2019 Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this Proxy Statement went to press, we did not anticipate that any other matters would be raised at the 2019 Meeting.

Quorum

The presence, in person or by proxy, of the majority of the outstanding shares entitled to vote at the 2019 Meeting shall constitute a quorum, which is required in order to transact business at the Annual Meeting. Each Proposal in this Proxy Statement sets forth the requisite vote for approval of such Proposal.

Cost of Proxy Distribution and Solicitation

The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of the Company, who will receive no additional compensation for soliciting. We will also request banks, brokers, and other shareholders of record to forward proxy materials to the beneficial owners of our Common Stock. If required by the rules of the Securities and Exchange Commission (“SEC”), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of shares of the Company’s Common Stock. We anticipate the costs of the preparation and solicitation of proxies to be less than $10,000.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

The Bylaws of the Company provide that the Board shall consist of not less than one or more than thirteen members. Currently, the Board has three incumbent members, including two members appointed to fill a recent vacancy. The Company’s Bylaws give the Board the authority to establish, increase or decrease the number of directors. The nominees for election at the 2019 Meeting to the Board are Kip H. Allison and Keith R Halls (to be elected by the holders of the Company’s Class B Common Stock) and John (“JT”) Thatch (to be elected by the holders of the Company’s Class A Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock). Mr. Thatch has served on the Board since March 2018. On May 22, 2019, Messrs. Allison and Halls were appointed to serve on the Board in order to fill the vacancy created by the departure of a director, as provided in the Company’s Articles of Incorporation. All nominees have advised the Company of their willingness to serve as a member of the Board if elected. There are no arrangements or understandings between the persons named as nominees for director at the 2019 Meeting and any other person pursuant to which such nominee was selected as a nominee. Please refer to section labeled “EXECUTIVE OFFICERS AND DIRECTORS” below for more information about each of the nominees.

If elected, each nominee will serve as director until the Company’s annual meeting of shareholders in the year specified below opposite their name, or until their successor is elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Class I – if elected, Keith R. Halls will serve until the annual meeting of shareholders in 2020;

Class II – if elected, Kip H. Allison will serve until the annual meeting of shareholders in 2021;

Class III – if elected, John (“JT”) Thatch will serve until the annual meeting of shareholders in 2022.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a majority of the votes cast at the 2019 Meeting and entitled to vote thereat, provided a quorum is present, is required for the election of each director. For purposes of the vote on this matter, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although each type of vote will count toward the presence of quorum.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

At the last annual meeting of shareholders, the Company’s shareholders ratified the Board’s appointment of Ankit Consulting Services, Inc., Certified Public Accountants (“ACS”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended April 30, 2019.

The Board has appointed ACS to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2020. Although we are not required to seek stockholder ratification of this appointment, the Board believes it to be a matter of good corporate governance to do so.

You may vote in favor or against this proposal. The affirmative vote of a majority of the votes cast at the 2019 Meeting and entitled to vote thereat, provided a quorum is present, is required to approve this proposal. If the appointment of ACS is not ratified, the Board may reconsider the appointment. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ACS AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2020.

Fees Paid

	Fiscal Year Ended April 30,
	2019	2018 (1)
Audit Fees	$115,000	$65,000
Audit Related Fees	-	-
Tax Fees	30,000	-
All Other Fees	-	-
Total Fees	$145,000	$65,000

(1)	References to “the fiscal year ended April 30, 2018” are intended to mean the period from inception (May 5, 2017) to April 30, 2018.

Audit Fees. Audit fees represent the aggregate fees billed and paid or payable for professional services for the audit of our annual financial statements and accounting and reporting advisory services related to regulatory filings, including our Quarterly Reports on Form 10-Q, and acquisition-related activities.

Audit Related Fees. Audit-related fees include audit and diligence in connection with of our Company’s accounting and financial reports, including consulting fees regarding Company acquisitions and divestitures.

Tax Fees. Tax fees represent the aggregate fees billed and paid or payable for professional services related to tax compliance, tax consultation and tax planning.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information about our executive officers and/or directors as of the date of this Proxy Statement.

Jordan Brock served as President, Chief Executive Officer and Director of the Company until March 1, 2018, when he resigned from his positions as President and Chief Executive Officer. Upon his resignation, Mr. Brock continued as a consultant to the Company, holding the title of Vice President of Business Development and Marketing, until he was hired as an employee of the Company, retaining the same title, effective September 1, 2018. On January 24, 2019, Jordan Brock resigned from the Company’s Board of Directors and from the position of Vice President of Business Development and Marketing.

On February 4, 2019, Robert Oblon resigned from the Company’s Board of Directors. Upon his departure from the Board, Mr. Oblon continued to serve as Founder of the Company. In March 2019, the Company and Mr. Oblon entered into a Founder’s Agreement effective March 1, 2019.

On May 20, 2019, Frank A. Walters resigned from the Company’s Board of Directors, in order to dedicate his full attention to the Company’s evolving corporate finance matters, more specifically, the Company’s recent initiative to list its stock on the NASDAQ Capital Market and ongoing efforts to further develop the Company’s internal control over financial reporting. Mr. Walters continues in his role as Corporate Secretary, Treasurer and Chief Financial Officer of the Company.

Name	Age	Position
Keith R. Halls	61	Chairman of the Board of Directors
John “JT” Thatch	57	President, Chief Executive Officer and Director
Frank A. Walters	71	Secretary, Treasurer and Chief Financial Officer
Kip H. Allison	62	Director

Keith R. Halls has been the president of Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, since August 2018 and continues to serve in that role. Mr. Halls was appointed Chairman of our Board of Directors in May 2019. His extensive career in the direct selling industry began in 1986 when he joined NuSkin Enterprises. He served there as senior VP and a member of the board for many years. After leaving NuSkin in 2001, Mr. Halls became a distributor and part of the sales force for several companies. He has earned many industry awards for his efforts in building international large downline organizations. He brings a long history of success both on the distributor and corporate side. Mr. Halls received a Bachelor of Arts degree from Stephen F. Austin State University and a Bachelor of Science degree from Brigham Young University, and is a Certified Public Accountant.

John “JT” Thatch is an accomplished, energetic, entrepreneur-minded executive with the vision and knowledge to create growth and shareholder value for an organization. Mr. Thatch has served as President, Chief Executive Officer and a Director of the Company since March 2018. From 2009 to 2016, Mr. Thatch served as Chief Executive Officer for Universal Education Group and, from 2016 to present, as the Managing Member of Superior Wine and Spirits, LLC, a Florida-based wholesale distributor of wine and spirits. From 2000 to 2005, Mr. Thatch served as CEO of CUI Global, Inc., a publicly traded technology company that Mr. Thatch took public in the year 2000. Prior to that, Mr. Thatch had started, owned and operated several businesses of various size and industries, including businesses in the service, retail, wholesale, education, finance, real estate management and technology industries. In addition, Mr. Thatch has served as a consultant and interim CEO of two other public companies, Dtomi and Innova Pure Water, advising their Board of Directors on growth strategies and organizational structure.

Frank A. Walters has served for more than 30 years as a CFO and COO in companies in the manufacturing, distribution, direct selling, management consulting, staffing, and financial services sectors. Mr. Walters has served as Secretary, Treasurer and Chief Financial Officer of the Company since March 2018. From 2012 to 2018, Mr. Walters served as Chief Financial Officer of Columbia Advisory Group, a Dallas, Texas-based Information Technology (IT) consulting firm. From 2006 to 2010, Mr. Walters served as Chief Financial Officer of WorldVentures, a Plano, Texas-based direct selling travel company. From 1999 to 2012, Mr. Walters served as President of Kestral Financial, which provided CFO and operational support for startup and emerging growth companies. Mr. Walters is a graduate of Illinois State University, and is a Certified Public Accountant.

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Kip H. Allison was retained by the Company in the fiscal year 2019 as outside counsel and to assist in developing the Company’s operational structure. Mr. Allison was appointed to our Board of Directors in May 2019. Mr. Allison began his business career with DF&R Inc., which at the time was a start-up restaurant chain, and remained with the company for 10 years in corporate operations. During this time, the company built more than 30 units across three states and went public in the early 1990s. After leaving DF&R, Mr. Allison acquired a law degree and over the next 20 years built a legal practice focused on complex closely held corporations. He assisted his clients with of governance and operations of both public and private companies and was the principal and managing partner of his litigation firm until he joined Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, as its CEO. Mr. Allison received a Bachelor of Arts degree in from the University of Texas at Dallas and a Doctor of Law degree from Southern Methodist University.

CORPORATE GOVERNANCE AND BOARD MEMBERS

Corporate Governance Philosophy

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board has approved and oversees the implementation of a comprehensive Code of Business Conduct and Ethics, as further discussed below. The policies contained in our Code of Business Conduct and Ethics embody the principles, policies, processes and practices followed by our Board, executive officers and employees in governing us.

Family Relationships

There are no family relationships among our directors or between our directors and other officers. None of our directors and officers currently serve as directors or executive officers of any SEC registrant.

Election of Directors and Officers

Directors hold office until the Company’s annual meeting of shareholders in the year specified when each director is elected or until the election/qualification of their respective successors. For example, directors elected at the 2019 Annual Meeting are expected to serve as follows: Keith R. Halls until the 2020 Annual Meeting; Kip H. Allison until the 2021 Annual Meeting; and John “JT” Thatch until the 2022 Annual Meeting. Officers are elected annually by our Board and hold office at the discretion of our Board. Our Bylaws permit our Board to fill any vacancy and such director may serve until the next annual meeting of shareholders and the due election and qualification of their successor.

Legal Proceedings

Unless otherwise indicated, to the knowledge of the Company after reasonable inquiry, no current Director or executive officer of the Company during the past ten years, has (i) been convicted in a criminal proceeding (excluding traffic violations or other minor offenses), (ii) been a party to any judicial or administrative proceeding (except for any matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws, (iii) filed a petition under federal bankruptcy laws or any state insolvency laws or has had a receiver appointed for the person’s property or (iv) been subject to any judgment, decree or final order enjoining, suspending or otherwise limiting for more than 60 days, the person from engaging in any type of business practice, acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (v) been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated, (vi) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated, (vii) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (a) any Federal or State securities or commodities law or regulation, (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity, or (viii) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Board Leadership and Role in Risk Oversight

Our Board recognizes that selecting the optimal leadership structure and the proper combination or separation of roles, such as the Chief Executive Officer and Chairman roles, must closely consider and is driven by the needs of the Company at any point in time. The Board has not adopted a policy requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure.

Mr. Keith R Halls has served as Chairman of the Board since his appointment on May 22, 2019. The Board reserves the right to modify the leadership structure as needed to best meet the needs of the Company from time to time.

The Board oversees our shareholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Meetings of the Board and Stockholder Communications

Our Board conducted all of its business and approved all corporate action during the fiscal year ended April 30, 2019, and during the period from May 1, 2019 to present, in meetings attended by all directors or by the unanimous written consent of all directors in the absence of a Board meeting. Holders of the Company’s securities can send communications to the Board via mail or telephone to the Secretary at the Company’s principal executive offices. The Company has not yet established a policy with respect to Board members’ attendance at shareholders’ meetings. A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our President at the address appearing on the first page of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to us by persons who own more than ten percent of a registered class of our equity securities, we believe that during the fiscal year ended April 30, 2019, all such reports were filed in a timely manner. During the fiscal year ended April 30, 2019, all such reports required of our officers and directors were filed in a timely manner.

Director Independence and Board Committees

We intend to apply for the listing of our Common Stock on the Nasdaq Capital Market; therefore, our determination of the independence of directors is made using the definition of “independent” contained in the listing standards of the Nasdaq Capital Market. Under the listing requirements and rules of the Nasdaq Capital Market, independent directors must constitute a majority of a listed company’s board of directors within 12 months after its initial public offering. Under the rules of the Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Company’s Board of Directors expects that the composition and functioning of our Board of Directors and each of our committees will comply with all applicable requirements of the Nasdaq Capital Market and the rules and regulations of the SEC when required to do so.

There are no family relationships among any of our directors or executive officers.

Committees of the Board of Directors

We do not presently have a separately constituted audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. Our Board does not believe that it is practical due to the limited number of directors currently serving, nor necessary to have such committees because it believes the functions of such committees can be adequately performed by the Board as a whole. We have not adopted procedures by which security holders may recommend nominees to our Board.

Audit Committee Financial Expert

The Board does not currently have an Audit Committee. The duties of members of an Audit Committee are currently carried out by the Board as a whole.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Copies of this document are available in print to any person, without charge, upon written request to our Investor Relations Department at 1700 Coit Road, Suite 100, Plano, Texas 75075.

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EXECUTIVE COMPENSATION

DIRECTOR AND OFFICER COMPENSATION

Compensation of Executive Officers

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to the named executive officers of the Company for all services rendered in all capacities for the fiscal year ended April 30, 2019 and the period from inception (May 5, 2017) to April 30, 2018:

SUMMARY COMPENSATION TABLE

Name and Principal Position (1)	Fiscal Year	Salary ($)	Bonus ($)	Option or Warrant Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Keith R Halls	2019	173,655	-	-	-	20,010	193,665
Chairman of the Board of Directors, President of Elepreneurs Holdings, LLC (1)	2018	-	-	-	-	-	-

John (“JT”) Thatch	2019	240,000	-	3,286,831	-	39,596	3,566,427
President, Chief Executive Officer and Director (2)	2018	80,000	-	900,000	-	8,594	988,594

Frank A. Walters	2019	180,000	-	-	-	10,800	190,800
Secretary, Treasurer and Chief Financial Officer (3)	2018	60,000	-	690,000	-	2,700	752,700

Jordan Brock President, Chief Executive	2019	77,346	-	-	-	27,321	104,667
Officer, Vice President and Director (4)	2018	-	-	-	-	33,351	33,351

(1)	Mr. Halls was appointed Chairman of the Company’s Board of Directors in May 2019. Mr. Halls has been the president of Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, since August 2018, and continues to serve in that role. During the period from his hire date to April 30, 2019, Mr. Halls received no compensation, except as stated in the table above. In May 2019, we issued warrants to purchase 10,000,000 shares of our common stock to Mr. Halls.

(2)	Mr. Thatch was appointed by the Company’s Board of Directors to the position of President, Chief Executive Officer and Director effective on March 1, 2018. For the period from inception (May 5, 2017) through April 30, 2018, the amounts reported above include salary of $7,500 and other compensation of $4,000 deferred at the election of Mr. Thatch. Such amounts were paid to Mr. Thatch in the fiscal year 2019. All other compensation reported above represents office allowance, car allowance and housing allowance pursuant to Mr. Thatch’s executive employment agreement.

(3)	Mr. Walters and the Company entered into an employment agreement effective March 4, 2018. Mr. Walters did not receive remuneration of any kind from the Company for his services prior to March 4, 2018. For the period from inception (May 5, 2017) through April 30, 2018, the amounts reported above include salary of $7,500 deferred at the election of Mr. Walters. Such amount was paid to Mr. Walters in the fiscal year 2019. All other compensation reported above represents car allowance pursuant to Mr. Walters’ employment agreement. On May 20, 2019, Mr. Walters resigned from the Company’s Board of Directors, in order to dedicate his full attention to the Company’s evolving corporate finance matters, more specifically, the Company’s recent initiative to list its stock on the NASDAQ Capital Market and ongoing efforts to further develop the Company’s internal control over financial reporting. Mr. Walters continues to serve in his role as Corporate Secretary, Treasurer and Chief Financial Officer of the Company.

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(4)	Mr. Brock served as President, Chief Executive Officer and Director of the Company until March 1, 2018, when he resigned from his positions as President and Chief Executive Officer. Upon his resignation, Mr. Brock continued as a consultant to the Company, holding the title of Vice President of Business Development and Marketing, until he was hired as an employee of the Company, retaining the same title, effective September 1, 2018. All other compensation reported above represents consulting fees earned by Mr. Brock for services provided to the Company prior to his date of hire. On January 24, 2019, Jordan Brock resigned from the Company’s Board of Directors and from the position of Vice President of Business Development and Marketing.

Outstanding Equity Awards

The Board has not adopted a stock-based compensation plan, but it may adopt such plan in the future. If such a plan is adopted, this may be administered by the Board or a committee appointed by the Board (the “Committee”). The Board or the Committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. Sharing Services Global Corporation may develop an incentive-based stock option plan for its officers and directors and may reserve up to 10% of its outstanding shares of common stock for that purpose. Prior to the date of this Proxy Statement, the Board has awarded equity instruments to Messrs. Allison, Halls, Thatch and Walters in connection with their employment or consulting agreement, as appropriate.

There were no outstanding unexercised options or warrants issued held by named executive officers at April 30, 2019. The table below summarizes all unexercised options, vested and not vested, and warrants and other equity-type awards for each named executive officer outstanding as of the date of this Proxy Statement:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION or WARRANT AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options or Warrants (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option or Warrant Exercise Price ($)	Option or Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Keith R. Halls	10,000,000	-	-	$0.0001	-	-	-	-	-
Kip H. Allison	10,000,000	-	-	$0.0001	-	-	-	-	-

Compensation Discussion and Analysis

The Company is an emerging growth company with no significant sales activity prior to December 2017 and its executive officers and directors had agreed to work without remuneration until such time as the Company generated sufficient sales to provide funding for such remuneration. The Company’s Board of Directors has the ultimate responsibility for authorizing the timing and amount of compensation programs for the Company’s directors, executive officers and key employees based upon such factors as cash on hand, cash flow from operations, the availability of funding from the issuance of equity securities and debt, product sales, anticipated cash expenditures, accounts receivable balance, accounts payable, and anticipated debt service.

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Mr. Halls was appointed Chairman the Company’s Board of Directors in May 2019. Mr. Halls has been the president of Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, since August 2018, and continues to serve in that role. During the period from his hire date to April 30, 2019, Mr. Halls received no compensation except as stated in the Summary Compensation Table above. In May 2019, we issued warrants to purchase 10,000,000 shares of our common stock to Mr. Halls.

Mr. Allison was appointed to the Company’s Board of Directors in May 2019. Mr. Allison was retained by the Company in the fiscal year 2019 as outside counsel and to assist in developing the Company’s operational structure. In May 2019, we issued warrants to purchase 10,000,000 shares of our common stock to Mr. Allison.

Prior to his date of hire, for the fiscal year 2019 and the period from inception (May 5, 2017) to April 30, 2018, Mr. Jordan Brock received $27,321 and $33,531, respectively, from the Company for consulting services.

Compensation of Directors

The Company is an emerging growth company with no significant sales activity prior to December 2017 and its directors had agreed to work without remuneration until such time as the Company generated sufficient sales to provide funding for such remuneration.

The table below summarizes all compensation awarded to, earned by, or paid to our directors, other than Messrs. Brock, Halls, Thatch and Walters, whose compensation is included in the SUMMARY COMPENSATION TABLE above, for all services rendered in all capacities to us for the fiscal year ended 2019 (3):

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Oblon (1)	270,000	-	-	-	-	-	270,000
Kip H. Allison (2)	-	-	-	-	-	180,000	180,000

(1)	The Company and Mr. Oblon entered into a contractor agreement in April 2018 pursuant to which Mr. Oblon received compensation for his services as Chairman of the Board of Director at the rate of $10,000 per month, effective April 1, 2018. In August 2018, the Company and Mr. Oblon entered into an amendment to the contractor agreement pursuant to which Mr. Oblon’s compensation rate increased to $25,000 per month, effective August 1, 2018. On February 4, 2019, Mr. Oblon resigned from the Company’s Board of Directors. Upon his departure from the Board, Mr. Oblon continued to serve as Founder of the Company. In March 2019, the Company and Mr. Oblon entered in to Founder’s Agreement effective March 1, 2019. Under the terms thereof, Mr. Oblon receives compensation at the rate of $40,000 per month for his services to the Company and its subsidiaries.

(2)	Kip H. Allison was appointed to the Company’s Board of Directors in May 2019. Mr. Allison was retained by the Company in the fiscal year 2019 as outside legal counsel and to assist in developing the Company’s operational structure. For the period from his engagement as outside legal counsel to April 30, 2019, Mr. Allison received consulting fees of $180,000. For the fiscal year 2019, Mr. Allison received no other compensation from the Company. In May 2019, we issued warrants to purchase 10,000,000 shares of our common stock to Mr. Allison.

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(3)	Mr. Halls was appointed Chairman of the Company’s Board of Directors in May 2019. Mr. Halls has been the president of Elepreneurs Holdings, LLC, a wholly owned subsidiary of the Company, since August 2018, and continues to serve in that role. During the period from his hire date to April 30, 2019, Mr. Halls received no compensation except as stated in the SUMMARY COMPENSATION TABLE above. In May 2019, we issued warrants to purchase 10,000,000 shares of our common stock to Mr. Halls.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than 5% of our Common Stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control. Except as set forth below, there are no related party transactions to disclose.

Alchemist Holdings, LLC

In connection with the Company’s acquisition of Total Travel Media, the Company issued 7,500,000 shares of its Series B Preferred Stock and 7,500,000 shares of its common stock (Class B) to Alchemist Holdings, an entity which was then controlled by the then Chairman of our Board. In connection with the Company’s acquisition of Four Oceans, the Company issued 50,000,000 shares of its Series A Preferred Stock to Alchemist. The Company’s acquisitions of Total Travel Media and Four Oceans were deemed transactions between entities under common control.

In March 2017, the Company entered into a Consultancy and Marketing Agreement with Alchemist pursuant to which Alchemist provided marketing and consulting services, tools, websites, video production, and event management services to the Company. For the period from inception (May 5, 2017) to April 30, 2018, consulting expenses incurred pursuant to this agreement were $836,640 which are included in the research and development expenses in our consolidated statement of operations. During its fiscal year ended April 30, 2019, the Company did not incur consulting fees or expenses pursuant to this agreement.

Bear Bull Market Dividends, Inc.

In connection with the Company’s acquisition of Total Travel Media, the Company issued 2,500,000 shares of its Series B Preferred Stock and 2,500,000 shares of its Common Stock (Class B) to Bear Bull. In addition, in connection with the Company’s acquisition of Four Oceans, the Company issued 20,000,000 shares of its Series A Preferred Stock to Bear Bull.

In April 2017, the Company issued a promissory note (that carried an annual interest rate of 12%) to Bear Bull for $16,500. The note principal plus accrued but unpaid interest was paid in full in April 2018.

As part of the acquisition of Four Oceans, the Company recorded a deemed dividend of $18,750,000 to the related parties for value of the shares issued for this transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our capital stock, as of the date of this prospectus, by: (i) each person known by us to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each executive officer and director of the Company, and (iii) all of our executive officers and directors as a group. As of the date of this prospectus, the Company has 114,396,619 shares of Common Stock outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of the date of this prospectus. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named below, any shares that such person or persons has the right to acquire within 60 days of the date of this prospectus is deemed to be outstanding for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

The classes of securities issued and outstanding and the respective voting rights of each class, are as follows: (a) Class A Common Stock - each share entitles the holder to one vote, (b) Class B Common Stock - each share entitles the holder to one vote, (c) Series A Preferred Stock - each share entitles the holder to one vote, (d) Series B Preferred Stock - each share entitles the holder to 1,000 votes, and (e) Series C Preferred Stock - each share entitles the holder to one vote. Each share of the Company’s Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock is convertible into one share of the Company’s Common Stock. The following table reflects the number of shares and percent of ownership of each voting class held by each listed beneficial owner, after considering the conversion rights for each of the Company’s convertible equity securities at July 30, 2019.

Unless otherwise noted, the address for the shareholders listed below is 1701 Coit Road, Suite 100, Plano, TX 75075.

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Title of Class	Name and Address of Beneficial Owner [1]	Amount and Nature of Beneficial Ownership	Percent of Class [2]	Percent of All Voting Classes [3]
Common Stock Class A	Frank A. Walters [4]	3,000,000	2.6%	*

	John “JT” Thatch [5]	18,470,620	16.2%	*

	Kip H. Allison	-	-	-

	Keith R. Halls	-	-	-

	All Officers and/or Directors as a Group - 4 persons	21,470,620	18.8%	*

	Alchemist Holdings, LLC[6] 908 Sir Constantine Drive Lewisville, TX 75056	50,000,000	43.7%	74.4%

Common Stock Class B	Frank A. Walters	-	-	-

	John “JT” Thatch	-	-	-

	Kip H. Allison	-	-	-

	Keith R. Halls	-	-	-

	All Officers and/or Directors as a Group – 4 persons	-	-	-

	Alchemist Holdings, LLC[6] 908 Sir Constantine Drive Lewisville, TX 75056	7,500,000	75.0%	74.4%

	Bear Bull Market Dividends, Inc. [7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%	24.8%

Series A Preferred Stock	Frank A. Walters	-	-	-

	John “JT” Thatch	-	-	-

	Kip H. Allison	-	-	-

	Keith R. Halls	-	-	-

	All Officers and/or Directors as a Group - 4 persons	-	-	-

	Bear Bull Market Dividends, Inc. [7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	20,000,000	61.3%	24.8%

Series B Preferred Stock	Frank A. Walters	-	-	-

	John “JT” Thatch	-	-	-

	Kip H. Allison	-	-	-

	Keith R. Halls	-	-	-

	All Officers and Directors as a Group – 4 persons	-	-	-

	Alchemist Holdings, LLC[6] 908 Sir Constantine Drive Lewisville, TX 75056	7,500,000	75.0%	74.4%

	Bear Bull Market Dividends, Inc.[7] 600 Anton Blvd., 17 th Floor Costa Mesa, CA 92626	2,500,000	25.0%	24.8%

[1]	Each person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct and indirect stock holdings.

[2]	Based on the total shares of each respective class of voting equity securities issued and outstanding as of the date of this Proxy Statement, as follows: Common Class A: 114,396,619; Common Class B: 10,000,000; Series A Preferred: 32,628,750; Series B Preferred: 10,000,000; and Series C Preferred: 3,480,000.

[3]	Based upon the aggregate Voting Power of all shares of all classes of stock held by the named person compared to the aggregate Voting Power of all classes of voting securities issued and outstanding, on an as converted basis. Assuming conversion of all convertible equity securities outstanding as of the date hereof, the total number of shares of our Common Stock outstanding would be 170,505,369 shares, with an aggregate Voting Power of 10,160,505,369 votes.

[4]	Represents shares held by the Walter Family Trust, over which Frank A. Walters maintains sole voting control.

[5]	Represents shares held by the Thatch Family Trust, over which John “JT” Thatch maintains sole voting control.

[6]	On February 21, 2019 a series of agreements were entered into by the Company and Alchemist Holdings, LLC which govern the voting control over the shares held by Alchemist Holdings, LLC.

[7]	Mr. Kenyatto M. Jones maintains voting control over the shares held by Bear Bull Market Dividends, Inc.

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OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended the holder of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2020 Annual Meeting of shareholders must ensure that the proposal is submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and received by the Corporate Secretary of the Company, Frank A. Walters:

●	Not later than July 16, 2020; or

●	If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

FORM 10-K ANNUAL REPORT TO SHAREHOLDERS

On July 10, 2019, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended April 30, 2019 (the “Annual Report”). The Annual Report includes the Company’s audited consolidated financial statements for the fiscal year ended April 30, 2019, along with other financial information and management discussion which we urge you to read carefully.

You can also obtain, free of charge, an additional copy of our Annual Report by writing to:

Shareholder Relations Department

Sharing Services Global Corporation

1700 Coit Road, Suite 100

Plano, Texas 75075

or by calling our Shareholder Relations Department at (469) 304-9400.

In addition, you can obtain a copy of our Annual Report on Form 10-K and other periodic reports filed or furnished to the SEC from the SEC’s database at http://www.sec.gov.

Shareholder Communications

We intend to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which will be filed with the SEC within 4 days from the Annual Meeting. You may obtain a copy of this and other reports, free of charge, from the SEC’s database at http://www.sec.gov.

Shareholders may obtain information relating to their own share ownership by contacting the Company’s stock transfer agent — VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598.

By Order of the Board of Directors

/s/ Frank A. Walters
Title: Secretary
Plano, Texas
July 31, 2019

16

ADMISSION TICKET

ANNUAL MEETING OF SHAREHOLDERS

OF

SHARING SERVICES GLOBAL CORPORATION

At the Company’s Offices

1700 Coit Rd., Suite 100

Plano, TX 75075

THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER.

NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases will be subject to inspection. Your cooperation is appreciated.

Your completed proxy may be delivered to our transfer agent as follows:

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598

All proxies must be received by 11:59 pm (EST) on August 28, 2019.

VOTE BY FAX

Mark, sign, and date your proxy card and return it to VStock Transfer, LLC by:

Proxy Fax: (646) 536-3179.

All proxies must be received by 11:59 pm (EST) on August 28, 2019.

VOTE ONLINE (ON THE INTERNET)

Go to www.vstocktransfer.com/proxy and log-on using the control number included on your proxy card. Voting will be open until 11:59 pm (EST) on August 28, 2019.

VOTE BY e-MAIL

Mark, sign, date, and scan your proxy card and return it to VStock Transfer, LLC by:

e-mail to vote@vstocktransfer.com.

All proxies must be received by 11:59 pm (EST) on August 28, 2019.

17

VOTE ON INTERNET

CONTROL #

VOTE BY EMAIL

VOTE BY MAIL

VOTE IN PERSON

If you would like to vote in person, please
attend the Annual meeting.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual meeting Proxy Card - Sharing Services Global Corporation

↓ DETACH PROXY CARD HERE TO VOTE BY MAIL ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

(1) The ratification of the amendment to the Articles of Incorporation of the Company.

[ ] VOTE FOR [ ] VOTE AGAINST [ ] ABSTAIN

Date	**Signature**	**Signature, if held jointly**
____________________	______________________________	______________________________

Note: Please sign exactly as name (or names) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address. [ ] ______________________________

SHARING SERVICES GLOBAL CORPORATION

Annual Meeting of Shareholders

August 29, 2019

SHARING SERVICES GLOBAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned does hereby appoint Frank A. Walters, Secretary of the Company, as proxy for the shares of Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock of the Company which the undersigned is entitled to vote at the Annual meeting (the “Annual meeting”) to be held on August 29, 2019, commencing at 8:00 a.m., Central Standard Time, at 1700 Coit Road, Suite 100, Plano, Texas 75075, and at any or all adjournments of said meeting. The proxies are further authorized to vote, in their discretion, upon any other proposal that may properly come before the Annual meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THE PROXY IS EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL 1. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY BEFORE 7:00 A.M., CENTRAL STANDARD TIME, ON THE DATE OF THE ANNUAL MEETING, AUGUST 29, 2019, IF HAND CARRIED AND DELIVERED AT THE MEETING. IF SENT BY MAIL, FAX, EMAIL OR VOTED ONLINE, IT MUST BE RECEIVED BY OUR TRANSFER AGENT BEFORE 11:59 P.M., EASTERN STANDARD TIME, ON AUGUST 28, 2019.

Please check here if you plan to attend the Annual Meeting of shareholders on August 29, 2019 at 8:00 a.m. CST. [_]

(Continued and to be signed on Reverse Side)